Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION Second Quarter 2016 Investor Presentation 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial Trust Corporation (“CIM Commercial”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue," "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. The forward-looking statements are necessary estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

Cim Commercial CIM COMMERCIAL (NASDAQ: CMCT) Portfolio Primarily Class A and creative urban office REIT with NAV and cash flow per share upside Shares Outstanding1 87.7 million Share Price1,2 $16.24 CIM Group Manager of CMCT Focused on increasing NAV and cash flow per share and providing liquidity for stockholders $19.9 billion AUM, $12.7 billion EUM with 70+ top-tier global institutional investors4,5 540+ total employees5 16 principals including all of its founders 290+ professionals Beneficial owner of 1.5 million shares of CMCT6 As of June 30, 2016. Our most recently published net asset value (“NAV”) per share was $23.20 as disclosed in our S-11/A filed with the Securities and Exchange Commission on June 29, 2016. See “Net Asset Value” under Important Disclosures on page 22. See Net Operating Income reconciliations on page 21. See “Assets and Equity Under Management” under Important Disclosures on page 22. As of March 31, 2016 Includes shares owned by Principals of CIM Group L.P. (“CIM Group” or “CIM”) and executive officers and directors of CMCT. As of July 1, 2016. 3 Quality real estate portfolio in vibrant and improving urban markets including: San Francisco Bay Area Washington, DC Los Angeles 20 office properties with 5.6 million rentable square feet accounted for 79% of TTM cash NOI1,3

KEY EVENTS IN CMCT’s HISTORY 2005 CIM Group formed CIM Urban REIT, LLC (“CIM REIT”) with 24 private institutional investors 2005-Present Acquired a high-quality urban real estate portfolio of properties July 2016 Registration statement for redeemable preferred stock offering up to $900 million became effective August 2014 Charles Garner appointed CEO; Mr. Garner is one of CIM Group’s most senior Principals 2005 - 2013 2015 2014 March 2014 CIM REIT completed its merger with PMC Commercial Trust (“PMC”), a publicly- traded mortgage REIT 4 Nov 2015-July 2016 Sold commercial mortgage loan portfolio, Santa Ana office building and two hotels (Oakland and Los Angeles) for a combined total of $189 million 2016 August 2014 Company announced it was exploring strategic alternatives for its lending business in order to focus on urban office real estate investments June 2016 Completed $210 million tender offer for CMCT common stock (10 million shares @ $21 per share)

net asset value AND cash flow per share / liquidity 5 Class A & Creative Office Superior office investments in vibrant and improving urban communities Strong embedded growth through mark-to-market and lease-up Targeting same store office and multifamily cash NOI CAGR of 6% - 8% through 2020 Creative Capital Markets Opportunities Focused on growing net asset value and cash flow per share Committed to providing liquidity to stockholders at prices reflecting the NAV and cash flow prospects of CMCT Pursuing opportunities to grow NAV/share, deliver strong returns and improve liquidity: Common stock - primary and secondary issuances or share repurchases/tenders based on market conditions Preferred stock – public, non-traded offering synchronizes well with business plan/ diverse and less cyclical funding option creates competitive advantage Active management of debt program Property sales and acquisitions Mergers and acquisitions

Disciplined Capital ALLOCATION 6 Acquisitions $75 million for two Los Angeles office buildings and development lot in Oakland Seek to opportunistically create value for stockholders in all market cycles and environments Sales1 Share repurchase $189 million from mortgage loan portfolio, non-core office and two hotels Completed $210 million tender offer in June 2016 @ $21/share Capital Allocation Since Going Public in 2014 Continued commitment to being a good steward of stockholders’ capital Includes LAX Holiday Inn which was sold in July 2016. Excludes selling costs and asset-level assets and liabilities..

CMCT INVESTMENT THESIS

CMCT

NAV/Share Focus + Urban Office + Large-Scale Platform + Ability to Move Growth Needle + Liquidity

Coastal Urban Class A and Creative Office Investments	▪ Invested in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington DC and Los Angeles accounts for 86% of annualized rent[1]
Same Store Growth Opportunity	▪ Lease-up (office 87.3% leased)[2] ▪ Below-market leases increasing to market rate ▪ Value-add/development
Resources & Expertise of Premier Institutional Manager	▪ 290+ professionals[2] ▪ Large scale platform with vertically-integrated team ▪ Proprietary "Qualified Community" methodology ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets
Prudent Capital Structure	▪ Solid balance sheet ▪ Intend to employ leverage levels comparable to other publicly-traded office REITs

1 Represents gross monthly base rent per square foot under leases commenced as of June 30, 2016, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

2 As of June 30, 2016.

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COASTAL URBAN CLASS A AND CREATIVE OFFICE PORTFOLIO

CMCT

As of June 30, 2016



CMCT Office
CMCT Multifamily
CMCT Hotels
2100 Franklin Street
980 9th Street
1901 Harrison Street
Sheraton Grand Hotel
1333 Broadway
211 Main Street
1 Kaiser Plaza
2101 Webster Street
260 Townsend Street
7083 Hollywood Boulevard
4750 Wilshire Boulevard
11620 Wilshire Boulevard
11600 Wilshire Boulevard
Lindblade Media Center
LAX Holiday Inn
4649 Cole Avenue
3839 McKinney Avenue
3636 McKinney Avenue
3601 S Congress Avenue
Memorial Hills
47 E. 34th Street
370 L'Enfant Promenade
830 1st Street
899 & 999 N Capitol Street
800 N Capitol Street NW
200 S College Street

	Office	Multi-family	Hotel[3]	Total[1]
# of Properties	20	5	2	27
SF/Units/Keys	5.6mm	930	908	-
Occupancy[1,2]	83.5%	94.8%	80.9%	-
Avg. Rent/ADR[2]	$36.77	$1,914	$141.70	-
TTM NOI (millions)[1]	**$101.5**	**$7.8**	**$18.7**[3]	**$128.0**

Cash NOI by Segment, TTM



Hotel, 15%
Office, 79%
Multi-Family, 6%

Note: All NOI figures contained herein are based on Cash NOI unless otherwise noted. Cash NOI is defined as segment net operating income adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities. See net operating income reconciliations on page 21.

1 As of or through 12-months ended June 30, 2016.

2 For office, represents gross monthly base rent per square foot under leases commenced as of June 30, 2016, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases commenced as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Hotel average daily rate represents average for 2016. Hotel occupancy, ADR and NOI includes results from the Courtyard Oakland until it was sold in February 2016.

3 Includes LAX Holiday Inn which was sold in July 2016.

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Same store growth opportunity Same Store Target NOI CAGR 6%-8% 1/3 Lease-up 2/3 Mark-to-market Targeting Same Store Office and Multifamily Cash NOI CAGR of 6% - 8% Through 2020 9 Additional 1%-2% CAGR potential from development on already owned sites. Please see Important Disclosures on page 2. See net operating income reconciliations on page 21. Mark-to-market + Rent increase Lease-up + Rent increase 2020 2015 CASH NOI Office and Multifamily Cash NOI $110M 2015

Strategies Core/Stabilized Equity Value-Add Equity Opportunistic Equity Debt Infrastructure Resources & Expertise of Premier Institutional Manager - CIM Group Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 14.1 million square feet of office 4.7 million square feet of retail 14,150 residential units 7,000 hotel rooms As of March 31, 2016. Residential Units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM Group, and may not be representative of future investments. Past performance is not a guarantee of future results. 10 432 Park Avenue (New York) Dolby Theatre (Los Angeles) 11 Madison Avenue (New York) 800 North Capitol (Washington, DC)

Resources & Expertise of Premier Institutional Manager - CIM Group Seasoned, Vertically-Integrated Team Full-service investment manager: Research, investment, acquisition and finance Development, leasing and management “Qualified Community” Methodology Sector-agnostic focus: Market values that are below long-term intrinsic values; or Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market cap rates and interest rates Returns are primarily driven by improved asset and community performance, not cap rate compression or financial engineering 11 CIM Group Competitive Advantages CMCT Benefits From CIM Group’s Large-Scale Platform Deal sourcing + Capital markets + Operational expertise

Resources & Expertise of Premier Institutional Manager- CIM Group Richard Ressler CIM Group Principal, CMCT Chairman of the Board Co-founder of CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Chairman of the board of j2 Global, Inc. (NASDAQ "JCOM") and director of Presbia PLC (NASDAQ “LENS”) Served as Chairman and CEO of JCOM from 1997 to 2000 Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the development group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real estate investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles. Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management and leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees Active real estate investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles. 12 CIM Group Co-Founders

Resources & Expertise of Premier Institutional Manager- CIM Group David Thompson CMCT Chief Financial Officer, CIM Group Principal Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Head of Property Management Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartment properties From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Charles Garner CMCT Chief Executive Officer, CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business Jan Salit CMCT President and Secretary Joined CIM Group with merger of PMC Commercial Trust Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993) Prior to joining PMC Commercial Trust, held positions with Glenfed Financial Corporation (and its predecessor company ARMCO Financial Corporation) including Chief Financial Officer 13 Management appendix

CMCT

CMCT REAL ESTATE PORTFOLIO

As of June 30, 2016

Property	Market	Square Footage	Multi-family Units	Hotel Rooms
1 Kaiser Plaza	Oakland, CA	531,928		
2101 Webster Street	Oakland, CA	472,636		
1901 Harrison Street	Oakland, CA	272,604		
1333 Broadway	Oakland, CA	239,835		
2100 Franklin Street	Oakland, CA	216,666		
211 Main Street	San Francisco, CA	415,120		
260 Townsend Street	San Francisco, CA	65,758		
11620 Wilshire Boulevard	Los Angeles, CA	192,751		
4750 Wilshire Boulevard	Los Angeles, CA	143,361		
7083 Hollywood Boulevard	Los Angeles, CA	82,180		
11600 Wilshire Boulevard	Los Angeles, CA	54,972		
Lindblade Media Center	Los Angeles, CA	32,428		
370 L'Enfant Promenade	District of Columbia	407,321		
999 N Capitol Street	District of Columbia	321,544		
899 N Capitol Street	District of Columbia	314,317		
800 N Capitol Street	District of Columbia	312,759		
830 1st Street	District of Columbia	247,337		
200 S College Street (BB & T Center)	Charlotte, NC	567,503		
980 9th Street & 1010 8th Street	Sacramento, CA	483,524		
3601 S Congress Avenue (Penn Field)	Austin, TX	182,484		
Total Office Portfolio		**5,557,028**		
4649 Cole Avenue	Dallas, TX		334	
3636 McKinney Avenue	Dallas, TX		103	
3839 McKinney Avenue	Dallas, TX		75	
4200 Scotland Street	Houston, TX		308	
47 E 34th Street	New York, NY		110	
Total Multifamily Portfolio			**930**	
Sheraton Grand Hotel	Sacramento, CA			503
LAX Holiday Inn	Los Angeles, CA			405
Total Hotel Portfolio				**908**






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Note: LAX Holiday Inn was sold in July 2016.

15

CIM QUALIFIED COMMUNITY METHODOLOGY 16 Qualification Criteria Transitional Urban Districts Improving demographics Broad public support for CIM’s investment approach Evidence of private investment from other institutional investors Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Positive demographic trends Public support for investment Opportunities below intrinsic value Potential to invest a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real estate investments. Since 1994, CIM has qualified 103 communities in high barrier-to-entry sub-markets and has invested in 58 of the communities. The qualification process generally takes between 6 months and 5 years and is a critical component of CIM’s investment evaluation. CIM examines the characteristics of a market to determine whether the district justifies the extensive efforts CIM undertakes in reviewing and making potential investments in its Qualified Communities. The communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to CBDs and/or (2) well-established, thriving urban areas including major CBDs.

CIM GROUP QUALIFIED COMMUNITIES 17 Areas with Investment(s) Areas Approved for Investment(s) CIM Headquarters Investment Office CMCT Investments CMCT Office Portfolio Concentrations

CONSOLIDATED STATEMENTS OF OPERATIONS and funds from operations 18 CIM Commercial CIM Commercial Trust Corp Income Statement 3 and 6 Months Ended June 30, 2015 and 2014 in $000s Three Months Ended Six Months Ended June 30, June 30, 2016 2015 2016 2015 (In thousands, except per share amounts) (Unaudited) REVENUES: Rental and other property income $ 61,624 $ 63,171 $ 124,472 $ 126,569 Expense reimbursements 3,316 3,263 6,244 6,444 Interest and other income 498 485 1,112 1,145 65,438 66,919 131,828 134,158 EXPENSES: Rental and other property operating 32,299 32,985 63,577 65,694 Asset management and other fees to related parties 7,492 7,456 15,193 14,665 Interest 7,302 5,586 13,928 10,989 General and administrative 1,712 1,955 3,475 4,547 Transaction costs 118 373 267 801 Depreciation and amortization 18,480 17,566 36,538 36,694 67,403 65,921 132,978 133,390 Gain on sale of real estate - - 24,739 - INCOME (LOSS) FROM CONTINUING OPERATIONS (1,965) 998 23,589 768 DISCONTINUED OPERATIONS: Income from operations of assets held for sale 2,823 3,984 4,252 6,946 NET INCOME FROM DISCONTINUED OPERATIONS 2,823 3,984 4,252 6,946 NET INCOME 858 4,982 27,841 7,714 Net income attributable to noncontrolling interests (9) (6) (12) (6) NET INCOME ATTRIBUTABLE TO STOCKHOLDERS $ 849 $ 4,976 $ 27,829 $ 7,708 BASIC AND DILUTED INCOME (LOSS) PER SHARE: Continuing operations $ (0.02) $ 0.01 $ 0.24 $ 0.01 Discontinued operations $ 0.03 $ 0.04 $ 0.04 $ 0.07 Net income $ 0.01 $ 0.05 $ 0.29 $ 0.08 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 96,683 97,589 97,173 97,586 Diluted 96,683 97,589 97,173 97,586 FUNDS FROM OPERATIONS (FFO) Net income attributable to stockholders $ 849 $ 4,976 $ 27,829 $ 7,708 Depreciation and amortization 18,480 17,566 36,538 36,694 Gain on sale of depreciable assets - - (24,739) - Net income attributable to noncontrolling interests 9 6 12 6 FFO $ 19,338 $ 22,548 $ 39,640 $ 44,408

CONSOLIDATED BALANCE SHEETS 19 CIM Commercial June 30, 2016 December 31, 2015 (in thousands) (Unaudited) ASSETS Investments in real estate, net $ 1,625,070 $ 1,691,711 Cash and cash equivalents 37,593 124,636 Restricted cash 82,460 7,267 Accounts receivable, net 11,111 10,726 Deferred rent receivable and charges, net 103,104 97,225 Other intangible assets, net 15,634 17,353 Other assets 95,097 14,150 Assets held for sale, net 181,028 128,992 TOTAL ASSETS $ 2,151,097 $ 2,092,060 LIABILITIES AND EQUITY LIABILITIES: Debt $ 939,767 $ 656,835 Accounts payable and accrued expenses 39,639 40,049 Intangible liabilities, net 4,824 6,086 Due to related parties 9,773 9,472 Other liabilities 40,129 29,531 Liabilities associated with assets held for sale 52,994 52,740 Total liabilities 1,087,126 794,713 EQUITY: Common stock 88 98 Additional paid-in capital 1,633,735 1,820,451 Accumulated other comprehensive income (loss) (12,889) (2,519) Distributions in excess of earnings (557,876) (521,620) Total stockholders’ equity 1,063,058 1,296,410 Noncontrolling interests 913 937 Total equity 1,063,971 1,297,347 TOTAL LIABILITIES AND EQUITY $ 2,151,097 $ 2,092,060

DEBT SUMMARY- CONTINUING OPERATIONS

CMCT

CIM Commercial

As of June 30, 2016	Oustanding Principal Balance (In thousands)	Interest Rate	Maturity Date
211 Main Street	$ 27,694	6.65%	07/15/2018
4649 Cole Avenue	23,777	5.39%	03/01/2021
3636 McKinney Avenue	9,450	5.39%	03/01/2021
3839 McKinney Avenue	6,268	5.39%	03/01/2021
4200 Scotland Street	29,459	5.18%	06/05/2021
7083 Hollywood Boulevard	21,700	4.14%	07/01/2026
1 Kaiser Plaza	97,100	4.14%	07/01/2026
1901 Harrison Street	42,500	4.14%	07/01/2026
260 Townsend Street	28,200	4.14%	07/01/2026
1333 Broadway	39,500	4.14%	07/01/2026
2100 Franklin Street	80,000	4.14%	07/01/2026
2101 Webster Street	83,000	4.14%	07/01/2026
830 1st Street	46,000	4.50%	01/05/2027
MORTGAGES PAYABLE	**534,648**	**4.45%**	
Unsecured Credit Facility[1]	$ -	Variable	09/30/2016[2]
Unsecured Term Loan Facility[3]	385,000	LIBOR + 1.60%[4]	05/08/2022
Junior Subordinated Notes	27,070	LIBOR + 3.25%	03/30/2035
OTHER	**412,070**		
TOTAL DEBT	**$ 946,718**		

1 At June 30, 2016, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined. In June 2016, all outstanding borrowings under the Unsecured Credit Facility were repaid. As a result of such repayments, $450 million of capacity exists on the revolving credit facility.

2 This maturity date does not assume the exercise of the two one year extension options provided for in the credit agreement. CIM Commercial intends to exercise one of its one year extension options in August 2016.

3 The Unsecured Term Loan Facility ranks pari passu with CIM Commercial's Unsecured Credit Facility; covenants under the Unsecured Term Loan Facility are substantially the same as those in the Unsecured Credit Facility. At June 30, 2016, the interest rate was based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined in the credit agreement. With some exceptions, any prepayment of the Unsecured Term Loan Facility prior to May 2017 will be subject to a prepayment fee up to 2% of the outstanding principal amount.

4 The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps.

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NET OPERATING INCOME RECONCILIATIONS

CMCT

CIM Commercial internally evaluates the operating performance and financial results of its segments based on net operating income which is defined as rental and other property income and expense reimbursements less property and related expenses, and excludes non property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, and transaction costs. Below is a reconciliation of our Cash Basis Net Operating Income ("Cash NOI") to segment net operating income and net income for the six months ended June 30, 2016 and 2015 and the twelve months ended December 31, 2015.

	Six Months Ended June 30, 2016			
	Office	Multifamily	Hotel	Total
	(in thousands)			
Cash NOI	$ 50,828	$ 4,495	$ 9,999	$ 65,322
Deferred rent and amortization of intangible assets, liabilities and lease inducements	2,754	(118)	1	2,637
Straight line rent, below-market ground lease and amortization of intangible assets	(625)	(276)	-	(901)
Segment net operating income	52,957	4,101	10,000	67,058
Asset management and other fees to related parties				(15,193)
Interest expense				(13,928)
General and administrative				(2,282)
Transaction costs				(267)
Depreciation and amortization				(36,538)
Gain on sale of real estate				24,739
Income from continuing operations				23,589
Discontinued operations				
Income from operations of assets held for sale				4,252
Net income from discontinued operations				4,252
Net income				27,841
Net income attributable to noncontrolling interests				(12)
Net income attributable to stockholders				$ 27,829

	Six Months Ended June 30, 2015				Twelve Months Ended December 31, 2015			
	Office	Multifamily	Hotel	Total	Office	Multifamily	Hotel	Total
	(in thousands)				(in thousands)			
Cash NOI	$ 52,114	$ 3,423	$ 10,799	$ 66,336	$ 102,792	$ 6,758	$ 19,458	$ 129,008
Deferred rent and amortization of intangible assets, liabilities and lease inducements	2,875	19	(1)	2,893	6,485	346	4	6,835
Bad debt expense	(510)	-	-	(510)	(510)	-	-	(510)
Straight line rent, below-market ground lease and amortization of intangible assets	(657)	(276)	-	(933)	(1,282)	(551)	-	(1,833)
Segment net operating income	53,822	3,166	10,798	67,786	107,485	6,553	19,462	133,500
Asset management and other fees to related parties				(14,665)				(29,319)
Interest expense				(10,989)				(22,785)
General and administrative				(3,869)				(6,621)
Transaction costs				(801)				(1,382)
Depreciation and amortization				(36,694)				(72,361)
Gain on sale of real estate				-				3,092
Income (loss) from continuing operations				768				4,124
Discontinued operations								
Income from operations of assets held for sale				6,946				15,128
Gain on disposition of assets held for sale				-				5,151
Net income from discontinued operations				6,946				20,279
Net income				7,714				24,403
Net income attributable to noncontrolling interests				(6)				(11)
Net income attributable to stockholders				$ 7,708				$ 24,392

As CIM Commercial Trust's year end is December 31, and CIM Commercial Trust does not present TTM NOI ended June 30, 2016 in its GAAP reporting, CIM Commercial Trust reconciled the TTM NOI presented on page 8 using the NOI reconciliations above. Please note that Segment NOI has been reconciled to the net income attributable to stockholders for all periods presented above:

	Twelve Months Ended June 30, 2016			
	Office	Multifamily	Hotel	Total
	(in thousands)			
Cash NOI - Six Months Ended June 30, 2016	$ 50,828	$ 4,495	$ 9,999	$ 65,322
Cash NOI - Twelve Months Ended December 31, 2015	102,792	6,758	19,458	129,008
Less: Cash NOI - Six Months Ended June 30, 2015	(52,114)	(3,423)	(10,799)	(66,336)
	$ 101,506	$ 7,830	$ 18,658	$ 127,994

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Important Disclosures Assets and Equity Under Management Assets Under Management (“AUM”), or Gross AUM, represents (i)(a) for real assets, the aggregate total gross assets (GAV) at fair value, including the shares of such assets owned by joint venture partners and co-investments, of all of CIM’s advised accounts (each an “Account” and collectively, the “Accounts”) or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, of all of the Accounts (not in duplication of the assets described in (i)(a)), plus (ii) the aggregate unfunded commitments of the Accounts, as of March 31, 2016 (“Report Date”). The GAV is calculated in accordance with U.S. generally accepted accounting principles on a fair value basis (the “Book Value”) and generally represents the investment’s third-party appraised value as of December 31, 2015, or more recently for certain investments, plus capital expenditures through the Report Date, as adjusted further by the result of any partial realizations and quarterly valuation adjustments based upon management’s estimate of fair value, in each case through the Report Date other than as described below with respect to CIM REIT. The only investment currently held by CIM REIT consists of shares in CIM Commercial Trust Corporation, a publicly traded company; the Book Value of CIM REIT is determined by assuming the underlying assets of CMCT are liquidated based upon management’s estimate of fair value. CIM does not presently view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of the CIM REIT’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent less than 3% of the outstanding shares of CMCT and are thinly-traded. Equity Under Management (“EUM”), or Net AUM, represents (i) the aggregate NAV of the Accounts (as described below), plus (ii) the aggregate unfunded commitments of the Accounts. The NAV of each Account is based upon the aggregate amounts that would be distributable (prior to incentive fee allocations) to such Account assuming a “hypothetical liquidation” of the Account on the date of determination, assuming that: (x) investments are sold at their Book Value (as defined above); (y) debts are paid and other assets are collected; and (z) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. Net Asset Value We have established an estimated NAV per share of Common Stock of $23.20. The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. Further, different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that could be significantly different from our estimated NAV. Additionally, our estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2015 that would have an impact on our estimated NAV (other than the tender offer as described in CIM Commercial’s S-11/A filed with the Securities and Exchange Commission on June 29, 2016). 22